UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2018

SENSEONICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway
Germantown, MD  20876-7005

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2018, R. Don Elsey notified Senseonics Holdings, Inc. (the “Company”) that he intends to step down from his position as the Company’s Chief Financial Officer, effective as of the date that the Company appoints a new Chief Financial Officer.  After he steps down as Chief Financial Officer, Mr. Elsey intends to continue his employment with the Company in an advisory role to support the transition and assist with the preparation of the Company’s annual report filings for the year ended December 31, 2018 until his planned retirement on February 28, 2019 or such later date as agreed with the Company.

In connection with Mr. Elsey’s planned retirement, on November 30, 2018, the Company and Mr. Elsey entered into a Severance and Transition Agreement and Release (the “Agreement”), pursuant to which the Company has agreed to grant Mr. Elsey the following severance benefits following his retirement: (a) an amount equal to continued payment of his base salary for one year, (b) payment of Mr. Elsey’s bonus for 2018, (c) a prorated bonus for Mr. Elsey’s service in 2019 in the amount of $39,230 and (d) employee benefit coverage for up to one year.  In addition, pursuant to the Agreement, the Company granted Mr. Elsey an extension of the exercise period for Mr. Elsey’s vested options such that he will have 180 days from his retirement to exercise his vested options, subject to approval by the Company’s board of directors.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2018.

Item 7.01              Regulation FD Disclosure.

On December 3, 2018, the Company issued a press release announcing Mr. Elsey’s planned retirement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
99.1	Press Release of Senseonics Holdings, Inc. dated December 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2018	SENSEONICS HOLDINGS, INC.

	By:	/s/ Timothy T. Goodnow
	Name:	Timothy T. Goodnow
	Title:	President and Chief Executive Officer